The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Preliminary Structural and Collateral Term Sheet

Page 1 of 2
$800,000,000 (approximate) of Senior Certificates
J.P. Morgan Mortgage Trust 2004-S2
Mortgage Pass-Through Certificates, Series 2004-S2
10/19/2004
Features of the Transaction

- Offering consists of approximately [800mm] of Senior Certificates.
expected to be rated AAA by the Rating Agencies; S&P, Moody's, Fitch.
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction.
- There are approximately 6 Pools and 10 groups of Senior Certificates, which may vary.
- The Credit Support for Pool 1 (SubGroup 1-3 of Senior Certificates is
Cross-Collateralized with respect to losses.
- The Credit Support for Pool 2 (Subgroup 1-3) and Pool 3 of Senior Certificates
is Cross-Collateralized with respect to losses.
- The Credit Support for Pools 4, 5, 6 of Senior Certificates is
Cross-Collateralized with respect to losses.

Key Terms

Issuer :		J.P.Morgan Mortgage Trust
Underwriter :		J.P.Morgan Securities, Inc.
Depositor :		J.P. Morgan Acceptance Corp.
Trustee:		US Bank
Type of Issuance:		Public
Servicer Advancing:		Yes, Subject to Recoverability.
Compensating Interest:		Paid, But Capped.
Clean-Up Call / Optional Termination:		[5%] clean-up call (aggregate portfolio)
Legal Investment:		The Senior Certificates are Expected to be
SMMEA at Settlement.
ERISA Eligible:	The Senior Certificates are Expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement.

Tax Treatment:		REMIC
Structure:		Senior/Subordinate w/ Shifting Interest.
and Subordinate Certificate Prepayment Lockout
Expected Pool 1 AAA Subordination:		1.3% +/- .50%
Expected Pool 2 AAA Subordination:		3% +/- .50%
Expected Pool 2 AAA Subordination:		6% +/- 1.0%
Rating Agencies:		At least 2 of 3; Moody's, S&P, Fitch
Registration:		Publicly Offered Certificates will be DTC
Time Table (approximate)

Closing Date		11/24/2004
Expected Settlement		11/30/04
Cut-Off Date		11/1/04
First Distribution Date		12/25/04
Distribution Date		25th or Next Business Day

JPMSI Whole Loan Trading Desk

Greg Boester	212.834.2499
Ruslan Margolin	212.834.4574
Tom Scudese	212.834.2499

Preliminary Mortgage Pool (s) Data (approximate) - Jumbo 15 Year
	Pool 1	Pool 1	Pool 1	Pool 1
	Aggregate	SubGroup1	SubGroup2	SubGroup3
Collateral Type	15 Yr Jumbo	4.5% Pass-Thru	4.75% Pass-Thru	7% Pass-Thru
Outstanding Principal Balance	237,401,329	19,299,955	186,546,537	31,512,127
Number of Mortgage Loans	460
Average Original Balance	531,456	562,519	532,401	509,926
Weighted Average Coupon	5.28%	4.82%	5.26%	5.65%
Weighted Average Maturity	174	173	174	175
Weighted Average Seasoning	6	7	6	5
Weighted Average Loan-to-Value	57%	59%	56%	59%
Weighted Average FICO Score	736	751	735	731
Geographic Distribution	CA(30%), NY(19%)	CA(19%), NY(15%)	CA(32%), NY(15%)	CA(26%), NY(21%)
Documentation (Full - Alt Doc)	81%	84%	81%	76%
Owner Occupied	91%	93%	91%	91%
Purpose-Cash Out	25%	9%	25%	32%
Primary Mortgage Pool Originator, %	Chase(79), NatCity(12)

Preliminary Mortgage Pool (s) Data (approximate) - Jumbo 30 Year
	Pool 2	Pool 2	Pool 2	Pool 2
	Aggregate	SubGroup1	SubGroup2	SubGroup3
Collateral Type	30 Yr Jumbo	5.5% Pass-Thru	5.75% Pass-Thru	7.5% Pass-Thru
Outstanding Principal Balance	234,780,660	48,254,066	162,875,731	22,859,427
Number of Mortgage Loans	628
Average Original Balance	437,317	467,525	430,493	427,969
Weighted Average Coupon	6.10%	5.71%	6.18%	6.41%
Weighted Average Maturity	356.2313567	354.4236627	356.704292	356.839431
Weighted Average Seasoning	4	6	3	3
Weighted Average Loan-to-Value	69%	65%	70%	71%
Weighted Average FICO Score	730	734	729	723
Geographic Distribution	CA(26%), IL(13%)	IL(27%), CA(20%)	CA(28%), FL(11%)	CA(22%), FL(13%)
Documentation (Full - Alt Doc)	94%	89%	96%	95%
Owner Occupied	95%	95%	95%	94%
Purpose-Cash Out	18%	14%	18%	23%
Primary Mortgage Pool Originator, %	Chase(79), Harris(21)

Preliminary Mortgage Pool (s) Data (approximate) - Jumbo 20 Year
	Pool 3
	Aggregate
Collateral Type	20 Yr Jumbo
Outstanding Principal Balance	9,593,018
Number of Mortgage Loans	19
Average Original Balance	514,221
Weighted Average Coupon	5.75%
Weighted Average Maturity	227
Weighted Average Seasoning	13
Weighted Average Loan-to-Value	52%
Weighted Average FICO Score	724
Geographic Distribution	IL(78%),VA(7%)
Documentation (Full - Alt Doc)	86%
Owner Occupied	100%
Purpose-Cash Out	17%
Primary Mortgage Pool Originator, %	Harris(100)

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.  Securities or financial instruments mentioned herein may not be suitable for all investors.  The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.  These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes.  These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.  Securities or financial instruments mentioned herein may not be suitable for all investors.  The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.  These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes.  These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein.  As such, no assurance can be given as to the attached materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Preliminary Structural and Collateral Term Sheet

$840,000,000 (approximate) of Senior Certificates
J.P. Morgan Mortgage Trust 2004-S2
Mortgage Pass-Through Certificates, Series 2004-S2
10/19/2004
Features of the Transaction

- Offering consists of approximately [800mm] of Senior Certificates.
expected to be rated AAA by the Rating Agencies; S&P, Moody's, Fitch.
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction.
- There are approximately 6 Pools and 10 groups of Senior Certificates, which may vary.
- The Credit Support for Pool 1 (SubGroup 1-3 of Senior Certificates is
Cross-Collateralized with respect to losses.
- The Credit Support for Pool 2 (Subgroup 1-3) and Pool 3 of Senior Certificates
is Cross-Collateralized with respect to losses.
- The Credit Support for Pools 4, 5, 6 of Senior Certificates is
Cross-Collateralized with respect to losses.

Key Terms

Issuer :		J.P.Morgan Mortgage Trust
Underwriter :		J.P.Morgan Securities, Inc.
Depositor :		J.P. Morgan Acceptance Corp.
Trustee:		US Bank
Type of Issuance:		Public
Servicer Advancing:		Yes, Subject to Recoverability.
Compensating Interest:		Paid, But Capped.
Clean-Up Call / Optional Termination:		[5%] clean-up call (aggregate portfolio)
Legal Investment:		The Senior Certificates are Expected to be
SMMEA at Settlement.
ERISA Eligible:	The Senior Certificates are Expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement.

Tax Treatment:		REMIC
Structure:		Senior/Subordinate w/ Shifting Interest.
and Subordinate Certificate Prepayment Lockout
Expected Pool 1 AAA Subordination:		1.3% +/- .50%
Expected Pool 2 AAA Subordination:		3% +/- .50%
Expected Pool 2 AAA Subordination:		6% +/- 1.0%
Rating Agencies:		At least 2 of 3; Moody's, S&P, Fitch
Registration:		Publicly Offered Certificates will be DTC
Time Table (approximate)

Closing Date		11/24/2004
Expected Settlement		11/30/04
Cut-Off Date		11/1/04
First Distribution Date		12/25/04
Distribution Date		25th or Next Business Day

JPMSI Whole Loan Trading Desk

Greg Boester	212.834.2499
Ruslan Margolin	212.834.4574
Tom Scudese	212.834.2499

Preliminary Mortgage Pool (s) Data (approximate) - Conf. Balance Alt-A 30 Year
	Pool 4	Pool 1	Pool 1	Pool 1
	Aggregate	SubGroup1	SubGroup2	SubGroup3
Collateral Type	30 Yr CB Alt-A	TBD% Pass-Thru	TBD% Pass-Thru	TBD% Pass-Thru
Outstanding Principal Balance	251,089,218
Number of Mortgage Loans	1540
Average Original Balance	163,107
Weighted Average Coupon	6.65%
Weighted Average Maturity	358
Weighted Average Seasoning	2
Weighted Average Loan-to-Value	77%
Weighted Average FICO Score	714
Geographic Distribution	FL(29%), NY(8%)
Documentation (Full - Alt Doc)	5%
Owner Occupied	85%
Purpose-Cash Out	25%
Primary Mortgage Pool Originator, %	Chase (78), Cendant(22)

Preliminary Mortgage Pool (s) Data (approximate) - Alt-A 15 Year
	Pool 5
	Aggregate
Collateral Type	15 Yr Alt-A
Outstanding Principal Balance	44,604,582
Number of Mortgage Loans	269
Average Original Balance	166,180
Weighted Average Coupon	5.91%
Weighted Average Maturity	176
Weighted Average Seasoning	2
Weighted Average Loan-to-Value	65%
Weighted Average FICO Score	720
Geographic Distribution	NY(22%), FL(15%)
Documentation (Full - Alt Doc)	5%
Owner Occupied	83%
Purpose-Cash Out	35%
Primary Mortgage Pool Originator, %	Chase (80), Cendant(20)

Preliminary Mortgage Pool (s) Data (approximate) - Alt-A Inv. Prop. 30 Year
	Pool 6
	Aggregate
Collateral Type	30 Yr Alt-A Inv. Prop
Outstanding Principal Balance	54,004,466
Number of Mortgage Loans	470
Average Original Balance	114,903
Weighted Average Coupon	6.49%
Weighted Average Maturity	357
Weighted Average Seasoning	3
Weighted Average Loan-to-Value	77%
Weighted Average FICO Score	694
Geographic Distribution	CA(16%), TX(8%)
Documentation (Full - Alt Doc)	31%
Owner Occupied	0%
Purpose-Cash Out	25%
Primary Mortgage Pool Originator, %	Chase (100)

JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.  Securities or financial instruments mentioned herein may not be suitable for all investors.  The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.  These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes.  These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument.  Securities or financial instruments mentioned herein may not be suitable for all investors.  The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.  The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.  These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes.  These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein.  As such, no assurance can be given as to the attached materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.